Exhibit 10.2



                             Summary of Compensation
                        Arrangements with Certain Persons

     The   Company's   executive   officers   and   Mr.   Scott   Gerardin,   an
employee-director, do not have employment agreements with the Company. Their salaries as of February 28, 2006 were as follows:



                                            Tri City     Tri City     Tri City
          Name                Bankshares   Nat'l Bank  Capital Corp     Total
          ----                ----------   ----------  ------------     -----
     Henry Karbiner, Jr.       $ 70,000     $405,090     $  1,500     $476,590
     Ronald K. Puetz           $ 15,000     $279,000     $  1,000     $295,000
     Robert W. Orth            $ 10,000     $235,100                  $245,100
     Scott A. Wilson           $ 10,000     $227,300     $  1,000     $238,300
     Scott D. Gerardin         $  5,000     $140,000                  $145,000

In addition, executive officers and Mr. Gerardin are eligible to participate in the Company's bonus plan and 2003 Stock Purchase Plan.